                                             Exhibit 10.1
                                             Page 1 of 9

                  REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this "Agreement") is entered into as of the Closing Date (as defined herein) by and among General DataComm Industries, Inc., a Delaware corporation, and the persons whose signatures appear on the execution pages of this Agreement.

This Agreement is made pursuant to the Common Stock Purchase Agreement between the Company and each of the Purchasers listed therein (the "Purchase Agreement"). In order to induce the Purchasers to enter into the Purchase Agreement, the Company has agreed to provide the registration rights set forth in this Agreement. The execution of this Agreement by the Company is a condition to closing under the Purchase Agreement.

The parties hereby agree as follows:

1.      Definitions

Capitalized terms used herein without definition shall have their respective meanings set forth in the Purchase Agreement.
As used in this Agreement, the following terms shall have the following meanings:

Closing Date:  The date assigned thereto in the Purchase
Agreement.

Common Stock:  The common stock, $.10 par value of the Company.

Company: General DataComm Industries, Inc., a Delaware corporation.

Exchange Act: The Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder.

Expiration Date: Three (3) years from the issuance of the Shares.

Losses:  See Section 6(a) hereof.

Placement Agent:  Salomon Brothers Inc

Prospectus: The prospectus included in any Registration Statement, as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and all other amendments and supplements to the prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such prospectus.

Purchase Agreement: The Common Stock Purchase Agreement by and among the Company and the Purchasers thereunder pursuant to which the Shares were issued.

                                               Exhibit 10.1
                                               Page 2 of 9

Registration Expenses: All reasonable expenses incurred by the Company in complying with Section 3 hereof, including all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, and blue sky fees and expenses in such states listed in Schedule 1 attached hereto.

Registrable Securities:  All Shares which are Restricted
Securities, and any Common Stock issued or issuable in respect to the Shares pursuant to any stock split, stock dividend, recapitalization, or similar event.

Registration Statement: Any registration statement of the Company which covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such registration statement, including post-effective amendments, all exhibits, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

Restricted Securities: The Shares, and at all times subsequent thereto, until, in the case of any such security, it is no longer required to bear the legend set forth on such security pursuant to the terms of the security, the Purchase Agreement and applicable law.

Rule 144: Rule 144 under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC (excluding Rule 144A).

Shares: The Common Stock issued to the Purchasers pursuant to the Purchase Agreement.

SEC:  The Securities and Exchange Commission.

Securities Act: The Securities Act of 1933, as amended, and the rules and regulations promulgated by the SEC thereunder.

Shelf Registration:  See Section 3(a) hereof.

Underwritten Registration or Underwritten Offering: A registration in which securities of the Company are sold to an underwriter for reoffering to the public.

2.      Securities Subject to this Agreement

The securities entitled to the benefits of this Agreement are the Registrable Securities.

3.      Shelf Registration

(a) Shelf Registration. The Company shall not later than the 30th day after the Closing Date (the "Filing Date"), prepare and file with the SEC a Registration Statement for an offering to

                                                 Exhibit 10.1
                                                 Page 3 of 9

be made on a continuous basis pursuant to Rule 415 (or any appropriate similar rule that may be adopted by the SEC) under the Securities Act covering the Registrable Securities (the "Shelf
Registration"). The Shelf Registration shall be on a Form S-3 or another appropriate form (unless the holders of the Registrable Securities offered thereby reasonably request a specific form) permitting registration of such Registrable Securities for resale by such holders in a public sale or distribution of the Registrable
Securities other than through an underwritten offering.

        (b) Effectiveness. The Company shall use reasonable efforts to cause the Shelf Registration to become effective under the Securities Act as soon as practicable following the Filing Date.
 Subject to the requirements of the Securities Act including, without limitation, requirements relating to updating prospectuses through post-effective amendments or otherwise, the Company shall use reasonable efforts to keep the Shelf
Registration continuously effective until the Expiration Date, provided, that in the event of a Suspension Period, as set forth in Section 5(d) hereof, the Company shall extend the period of effectiveness of such Shelf Registration by the number of days of each such Suspension Period.

4.      Holdback Agreements.

Restrictions on Public Sale by Holders of Registrable Securities. Each holder of Registrable Securities whose Registrable Securities are covered by a Registration Statement filed pursuant to Section 3 hereof agrees, if requested by the managing underwriters in a separate underwritten offering on behalf of the Company (to the extent timely notified in writing by the Company or the managing underwriters), not to effect any public sale or distribution of securities of the Company of any class included in such Registration Statement, including a sale pursuant to Rule 144 (except as part of such underwritten offering), during the 10-day period prior to, and the 90-day period beginning on, the effective date of any such underwritten offering.

The foregoing provisions shall not apply to any holder of Registrable Securities if such holder is prevented by applicable statute or regulation from entering into any such agreement.

5.      Expenses and Procedures

(a) Expenses of Registration. All Registration Expenses shall be borne by the Company. Each holder shall bear all selling commissions, sales concessions and similar expenses applicable to the sale of securities attributable to the Registrable Securities sold by such holder.

(b) Registration Procedures. In the case of the registration, qualification or compliance effected by the Company pursuant to
Section 3, the Company will keep the holders advised as to the initiation of registration, qualification and compliance and as to the completion thereof. At its expense, the Company will furnish such number of Prospectuses and other documents incident thereto as the holders from time to time may reasonable request.

(d) Information. The Company may require each seller of Registrable Securities as to

                                                    Exhibit 10.1
                                                     Page 4 of 9
which the registration is being effected to furnish such information regarding the distribution of such Registrable Securities as the Company may from time to time reasonably request and the Company may exclude from such registration the Registrable Securities of any seller who unreasonably fails to furnish such information after receiving such request.

(d) Delay or Suspension. Notwithstanding anything herein to the contrary, the Company may, at any time, delay the filing of the Shelf Registration for a period of up to 60 days following the Filing Date or suspend the effectiveness of the Registration Statement for a period of up to 90 days in the aggregate in any calendar year, as appropriate (a "Suspension Period"), by giving notice to each holder of Registrable Securities to be included in the Registration Statement, if the Company shall have determined that the Company may be required to disclose any material corporate development which disclosure may have a material effect on the Company. Each holder of Registrable Securities agrees by acquisition of such Registrable Securities that, upon receipt of any notice from the Company of a Suspension Period, such holder shall forthwith discontinue disposition of such Registrable Securities covered by the Registration Statement or Prospectus until such holder (i) is advised in writing by the Company that the use of the applicable Prospectus may be resumed, (ii) has received copies of a supplemental or amended prospectus, if applicable, and (iii) has received copies of any additional or supplemental filings which are incorporated or deemed to be incorporated by reference in such Prospectus. The Company shall prepare, file and furnish to each holder of Registrable Securities immediately upon the expiration of any Suspension Period, appropriate supplements or amendments, if applicable, to the Prospectus and appropriate documents, if applicable, incorporated by reference in the Registration Statement.

6.      Indemnification

(a) Indemnification by Company. The Company shall, without limitation as to time, indemnify and hold harmless, to the full extent permitted by law, each holder of Registrable Securities, its officers, directors, agents and employees, each person who controls such holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act), and the officers, directors, agents or employees of any such controlling person, from and against all losses, claims, damages, liabilities, costs (including, without limitation, all reasonable attorneys' fees) and expenses (collectively, "Losses"), as incurred, arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement, Prospectus or preliminary prospectus, or arising out of or based upon any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made (in the case of any Prospectus) not misleading, except insofar as the same are based solely upon information furnished to the Company by such holder for use therein; provided, however, that the Company shall not be liable in any such case to the extent that any such Loss arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any preliminary prospectus or Prospectus if (i) such holder failed to send or deliver a copy of the Prospectus or Prospectus supplement with or prior to the delivery of written confirmation of the sale of

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                                                   Exhibit 10.1
                                                    Page 5 of 9

Registrable Securities and (ii) the Prospectus or Prospectus supplement would have corrected such untrue statement or omission. If requested, the Company shall also indemnify selling brokers and similar securities industry professionals participating in the distribution, their officers, directors, agents and employees and each person who controls such persons (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) to the same extent as provided above with respect to the indemnification of the holders of Registrable Securities.

(b) Indemnification by Holder of Registrable Securities. In connection with any Registration Statement in which a holder of Registrable Securities is participating, such holder of Registrable Securities shall furnish to the Company in writing such information as the Company may reasonably request for use in connection with any Registration Statement or Prospectus. Such holder hereby agrees to indemnify and hold harmless, to the full extent permitted by law, the Company, and its officers, directors, agents and employees, each person who controls the Company (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, agents or employees of any such controlling person, from and against all Losses arising out of or based upon any untrue statement of a material fact contained in any Registration Statement, Prospectus or preliminary prospectus, or arising out of or based upon any omission of a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made (in the case of any Prospectus) not misleading, to the extent, but only to the extent, that such untrue statement or omission is contained in any information so furnished in writing by such holder to the Company for use in such Registration Statement, Prospectus or preliminary prospectus. The Company shall be entitled to receive indemnities from accountants, selling brokers and similar securities industry professionals participating in the distribution to the same extent as provided above with respect to information so furnished by such persons specifically for inclusion in any Registration Statement, Prospectus or preliminary prospectus, provided, that the failure of the Company to obtain any such indemnity shall not relieve the Company of any of its obligations hereunder.

(c) Conduct of Indemnification Proceedings. If any action or proceeding (including any governmental investigation or inquiry) shall be brought or any claim shall be asserted against any person entitled to indemnity hereunder (an "indemnified party"), such indemnified party shall promptly notify the party from which such indemnity is sought (the "indemnifying party") in writing, and the indemnifying party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the indemnified party and payment of all fees and expenses incurred in connection with the defense thereof. Any such indemnified party shall have the right to employ separate counsel in any such action, claim or proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be the expense of such indemnified party unless (a) the indemnifying party has agreed to pay such fees and expenses, (b) the indemnifying party shall have failed promptly to assume the defense of such action, claim or proceeding and to employ counsel reasonably satisfactory to the indemnified party in any such action, claim or proceeding, or
(c) the named parties to any such action, claim or proceeding (including any impleaded parties) include both such indemnified party and the indemnifying party, and such indemnified party shall have been advised by counsel that there may

                                                     Exhibit 10.1
                                                      Page 6 of 9
be one or more legal defenses available to it which are different from or additional to those available to the indemnifying party (in which case, if such indemnified party notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action, claim or proceeding on behalf of such indemnified party, it being understood, however, that the indemnifying party shall not, in connection with any one such action, claim or proceeding or separate but substantially similar or related actions, claims or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (together with appropriate local counsel) at any time for all such indemnified parties, unless in the opinion of counsel for such indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such action, claim or proceeding, in which event the indemnifying party shall be obligated to pay the fees and expenses of such additional counsel or counsels. No indemnifying party will consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the release of such indemnified party from all liability in respect to such claim or litigation without the written consent (which consent will not be unreasonably withheld) of the indemnified party. No indemnified party shall consent to entry of any judgment or settlement without the written consent (which consent will not be unreasonably withheld) of the indemnifying party from which indemnity or contribution is sought.

(d)  Contribution.  If the indemnification provided for in this
Section 6 is unavailable to an indemnified party under Section 6(a) or 6(b) hereof (other than by reason of exceptions provided in those Sections) in respect to any Losses, then each applicable indemnifying party in lieu of indemnifying such indemnified party shall contribute to the amount paid or payable by such indemnified party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified party in connection with the actions, statements or omissions with resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such indemnifying party and the indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue statement or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such indemnifying party or indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in Section 6(c), any legal or other fees or expenses reasonably incurred by such party in connection with any action, suit, claim, investigation or proceeding.

The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 6(d) were determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to in the immediately preceding paragraph. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                                                     Exhibit 10.1
                                                      Page 7 of 9

7.      Rule 144

The Company shall file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder, to the extent required from time to time, to enable such holder to sell Registrable Securities without registration under the Securities Act within the limitations of the exemptions provided by Rule
144. Upon the request of any holder of Registrable Securities, the Company shall deliver to such holder a written statement as to whether the Company has complied with such information and requirements.

8.      Miscellaneous

(a) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless the Company obtains the written consent of holders of at least 66-2/3% of the then outstanding Registrable Securities affected by such amendment, modification or supplement. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter which relates exclusively to the rights of holders of Registrable Securities whose securities are being sold pursuant to a Registration Statement and which does not directly or indirectly affect the rights of holders of Registrable Securities whose securities are not being sold pursuant to such Registration Statement may be given by holders of a majority of the Registrable Securities being sold by such holders.

(b) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, certified first-class mail, next day air courier, or telecopy: (i) If to a holder of Registrable Securities, at the most current address given by such holder to the Company in accordance with the provisions of this Section 9(b), which address initially is, with respect to each Purchaser, the address set forth on the signature page attached hereto; and
(ii) If to the Company initially at the address set forth on the first page of the Purchase Agreement, attention: Vice President, Finance, and thereafter at such other address, notice of which is given in accordance with the provision of this
Section 9(b), with a copy to Weisman, Celler, Spett & Modlin, 445 Park Avenue, New York, NY 10022, Attention: Howard S. Modlin, Esq.

All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; two business days after being deposited in the mail, postage prepaid, if mailed; one business day after being sent by next day air courier, and when receipt acknowledged, if telecopied.

(c) Transfer of Registration Rights. The right granted to the holders pursuant to this Agreement to cause the Company to register securities may be assigned in connection with the transfer, assignment or sale of any Registrable Security to the extent such securities and rights

                                                    Exhibit 10.1
                                                     Page 8 of 9

may be transferred, assigned, or sold pursuant to applicable laws and to the agreements to which the particular holder is a party; provided, however, that no transfer or assignment of such rights shall be effective or valid unless the purchaser, transferee or assignee, after giving effect to the transfer, assignment or sale of the Registrable Securities, owns or has the right to acquire at least 50,000 shares of Common Stock.

(d) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

(e) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

(f) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflict of laws.

(g) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such which may be hereafter declared invalid, void or unenforceable.

(h) Entire Agreement. This Agreement is intended by the parties to be a final expression of their agreement and a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties nor undertakings, other than those set forth or referred to herein with respect to the registration rights granted by the Company with respect to the Shares sold pursuant to the Purchase Agreement. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matters.

(i) Attorneys' Fees. In any action or proceeding brought to enforce any provision of this Agreement, or where any provision hereof is validly asserted as a defense, the successful party shall be entitled to recover reasonable attorneys' fees in addition to its costs and expenses and any other available remedy.

                                                  Exhibit 10.1
                                                   Page 9 of 9


        IN WITNESS WHEREOF, the parties have executed this agreement as of the date first written above.


                GENERAL DATACOMM INDUSTRIES, INC.
                By: ____________________________


          SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT
                           PURCHASER

                --------------------------------
                By: ____________________________
                Name: __________________________
                Title: _________________________
                Address: _______________________
                         _______________________